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                                                                    Exhibit 25-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          ----------------------------

   ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                              TO SECTION 305(b)(2)


                   NORWEST BANK MINNESOTA NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

   A NATIONAL BANKING ASSOCIATION                           41-1592157
   (Jurisdiction of incorporation or                        (I.R.S. Employer
   organization if not a U.S. national                      Identification No.
   bank)

   SIXTH STREET AND MARQUETTE AVENUE
   MINNEAPOLIS, MINNESOTA                                   55479
   (Address of principal executive offices)                 (Zip code)


                          -----------------------------

                                 U.S. WEST, INC.
                         U.S. WEST CAPITAL FUNDING, INC.
               (Exact name of obligor as specified in its charter)


   COLORADO                                                 84-0926774
   COLORADO                                                 84-1028672
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                           Identification No.)

   7800 EAST ORCHARD ROAD
   ENGLEWOOD, COLORADO                                      80111
   (Address of principal executive offices)                 (Zip code)

                         ------------------------------

          GUARANTEE OF SUBORDINATED DEBT SECURITIES BY U.S. WEST, INC.
         SUBORDINATED DEBT SECURITIES OF U.S. WEST CAPITAL FUNDING, INC.
                       (Title of the indenture securities)

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Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    The Board of Governors of the Federal Reserve System Washington, D.C.

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16. LIST OF EXHIBITS.    List below all exhibits filed as a part of this
                              Statement of Eligibility. Norwest Bank
                              incorporates by reference into this Form T-1 the exhibits attached hereto.

          Exhibit 1.     a.   A copy of Articles of Association of the trustee
                              now in effect.*

          Exhibit 2.     a.   A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                         b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                         c.   A copy of the certificate of the Acting
                              Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                         d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to set as fiduciary.*
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          Exhibit 3.     A copy of the authorization of the trustee to exercise
                         corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

          Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

          Exhibit 5.     Not Applicable.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

          Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

          Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*



     * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

     ** Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-90108.
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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 17th day of April, 1995.




                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                               /s/  Raymond S. Haverstock
                              -----------------------
                              Raymond S. Haverstock
                              Assistant Vice President

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                                    EXHIBIT 6



April 17,1995



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321 (b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                        Very truly yours,

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        Raymond S. Haverstock
                                        Assistant Vice President